UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2022

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada	001-41434	16-1626611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3F (Building B), No. 185, Sec. 1, Datong Rd., Xizhi Dist., New Taipei City Taiwan 221, ROC

(Address of principal executive offices and zip code)

(886) 910-163-358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NCRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Explanatory Note

On September 12, 2022, Nocera, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report among other things the execution of a series of contractual agreements with the majority stockholder of Meixin Institutional Food Development Co., Ltd., a Taiwan corporation (“Meixin”), and Meixin. This Amendment No. 1 to the Initial 8-K amends Item 9.01 to provide the information required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

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Item 9.01      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited balance sheet of Meixin Food Factory, a sole proprietorship and the predecessor to Meixin Institutional Food Development Co., Ltd., as of September 1, 2022, and unaudited financial statements of Meixin Institutional Food Development Co., Ltd. for the period from May 27, 2022, the date Meixin Institutional Food Development Co., Ltd. was formed through September 8, 2022, the date of its acquisition by the Company, do not exist and are unavailable due to Meixin Food Factory’s failure to properly account for its business transactions since the time of its formation and the disarray of its financials.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Nocera, Inc. as of June 30, 2022 and unaudited pro forma condensed combined statements of operations for the period from January 1, 2022 through June 30, 2022 are attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(b).

(d) Exhibits.

Exhibit No.	Description

99.1

Unaudited pro forma condensed combined balance sheet of Nocera, Inc. as of June 30, 2022 and unaudited pro forma condensed combined statements of operations of Nocera, Inc. for the period from January 1, 2022 through June 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCERA, INC.

Date: September 20, 2023	By: /s/ Andy Chin-An Jin
Name: Andy Chin-An Jin
Title: President and Chief Executive Officer

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